Exhibit 99.1

Corporate Presentation Rodman & Renshaw Global Investment Conference September 2014 Martin Rosendale , CEO Steven Shallcross , CFO Dean Tozer , CCO OTCQX: CMXI 1

Forward - Looking Statements Statements contained in this presentation not relating to historical facts are forward - looking statements that are intended to fall within the safe harbor rule under the Private Securities Litigation Reform Act of 1995. The information contained in the forward looking statements is inherently uncertain, and Cytomedix's actual results may differ materially due to a number of factors, many of which are beyond Cytomedix's ability to predict or control, including many, among many others, risks and uncertainties related to the Company’s ability to successfully execute its AutoloGel ™ and Angel ® sales strategies, to successfully launch its efforts in outpatient and other clinics and to achieve AutoloGel ™ expected reimbursement rates in 2014 and thereafter, to successfully negotiate with hospitals and physician offices as anticipated and to realize the anticipated sales growth from such treatments; to meet its stroke trial enrollment rates, to successfully realize sales of the Angel Technology under the Arthrex licensing arrangement resulting in the royalty stream to the Company, to successfully manage contemplated clinical trials, to manage and address the capital needs, human resource, management, compliance and other challenges of a larger, more complex and integrated business enterprise, viability and effectiveness of the Company’s sales approach and overall marketing strategies, commercial success or acceptance by the medical community, competitive responses, the Company's ability to raise additional capital and to continue as a going concern. These forward - looking statements are subject to known and unknown risks and uncertainties that could cause actual events to differ materially from the forward - looking statements. More information about some of these risks and uncertainties may be found in the reports filed with the Securities and Exchange Commission by Cytomedix at http://www.sec.gov . 2

Cytomedix “Commercial, Growth - Stage Company Pioneering Biodynamic Therapies” Recent Business Highlights Signed $35 million convertible debt financing with Deerfield Management; first tranche closed ($9m) March 2014 Strategic reorganization to focus exclusively on wound care market; estimated savings $4m / yr May 2014 Closed second tranche of Deerfield financing ($25m) June 2014 Partnered with NetHealth for CED data collection; access to ~400 wound care centers August 2014 Began building commercial organization with appointment of key executives April 2014 3

Cytomedix Highlights • Commercializing AutoloGel , first FDA - cleared autologous , platelet - based wound care technology • Building world - class commercial team led by wound care industry veterans • $2.2 billion U.S. chronic wound care market • Shift in reimbursement landscape driving adoption of lower - cost therapies such as AutoloGel • Ongoing royalty stream from non - core asset licensing agreement with Arthrex • Well capitalized following $35 million convertible note financing with Deerfield Management 4

5

AutoloGel Positioning Addresses a clear unmet need • Best - in - class point of care product with strong clinical data • Only FDA cleared bioactive product for treating broad range of chronic wounds Strong reimbursement positioning • Unique Medicare National Coverage Determination (NCD) • CMS Coverage with Evidence Development (CED) protocols • Priced to maximize move towards value - based reimbursement in both private and public payer markets DFU PU Other 0 500 1000 1500 2000 2500 Incidence US Wound Incidence (000’s) Source: MedTech Insights, U.S. Markets for Current and Emerging Wound Closure Technologies 6

AutoloGel Growth Strategy Scalable commercial model • Focused on specialized hospital outpatient market as well as Veteran Affairs (VA) system • Direct sales, reimbursement and clinical support team being built • Official product launch (brand, positioning, etc.) October 2014 Partnering to optimize market penetration • Expediting CED data collection and efficiency through innovative partnerships with specialized EMR providers • Expertise in real - world clinical data collection and analysis expected to frame additional innovative partnerships with providers and payers 7

Safe, Rapid and Effective Point of Care Product S mall volume of blood is drawn B lood is placed into centrifuge to separate the platelets and PRP PRP is activated via introduction of reagents The bioactive gel is applied topically to the wound Average preparation time: 5 - 8 minutes Broad FDA Clearance: All Exuding Wounds Comprehensive Reimbursement: DFU, VLU, PU 8

0 50 100 150 200 250 300 350 Mean age of wounds prior to PRP gel treatment was 337 days AutoloGel demonstrated a response rate of 96.5% of all wounds in 15 days* Prospective, Randomized, Controlled Trial in Diabetic Foot Ulcers • 81% success rate in closing a majority of wounds • Mean time to healing = 6 weeks (p=0.036 ) Demonstrated Clinical Efficacy Driver V, Hanft J, Fylling, C et al . (2006) A Prospective, Randomized, Controlled Trial of Autologous Platelet - Rich Plasma Gel for the Treatment of Diabetic Foot Ulcers. Ostomy Wound Management , 52(6): 68 - 87. Healing in wounds >337 days old • Promotes healing in a wide range of chronic wounds • Consistent reduction in area, volume, undermining, sinus tracts and tunneling *de Leon J, Driver VR, Fylling CP, Carter MJ, Anderson C, Wilson J, et al. (2011) The C linical R elevance of Treating C hronic W ounds W ith an Enhanced N ear - physiological C oncentration of Platelet - Rich P lasma (PRP) Gel . Advances in Skin and Wound Care , 24(8), 357 - 368. 81.3% 42.1% 0% 20% 40% 60% 80% 100% AutoloGel Control Healed 337 15 9

Priced for a Changing Market Notes: (1) Dermagraft , Apligraf , Grafix , EpiFix (2) Assume 1 treatment per week for 4 weeks HBOT Bundled Products (1) AutoloGel® Cost Per Application $444 $1,371 $409 One Month of Treatment $8,880 $5,484 (2) $1,636 (2) Medicare National Average Reimbursement (current) * Based on proposed 2015 CMS guidelines Medicare National Average Reimbursement (2015*) HBOT: Hyperbaric Oxygen Therapy HBOT Bundled Products (1) AutoloGel® Cost Per Application $444 $1,408 $430 One Month of Treatment $8,880 $5,632 (2) $1,720 (2) 10

Commercial Landscape 11

0 1000 2000 3000 4000 5000 6000 2013 2014 2015 2016 2017 2018 2019 2020 2021 Projected US Sales $Millions Advanced Dressings NPWT Biologic Dressings* Projected Market for Advanced Wound Therapies Source: MedMarket Diligence. Wound Management, Worldwide Market & Forecast. March 2013 NPWT = Negative Pressure Wound Therapy * Biologic Dressings = Growth factor products and skin substitutes 12

Increasing Focus on Economic Value Significant Financial Impact on Clinicians and Manufacturers Evolving Reimbursement Landscape • Skin substitutes unconditionally packaged by CMS in January 2014 – Fixed reimbursement rate for product and procedure – High - cost (>$32 / cm 2 ) reimbursed at $1,371 in 2014; $1,408 in 2015* – Low - cost (<$32 / cm 2 ) reimbursed at $409 in 2014; $430 in 2015* • EpiFix and Grafix to lose “pass - through” status in January 2015 – Both products bundled into “high cost” category with Dermagraft & Apligraf • NPWT and HBOT seeing extreme price pressure and coverage changes • AutoloGel CMS Coverage with Evidence Development (CED) initiated in 2014 * Based on proposed 2015 CMS guidelines 13

Coverage with Evidence Development (“CED”) • Implemented by CMS in 2006 • Provides national Medicare coverage while simultaneously collecting clinical data • Intended to demonstrate impact on health outcomes – Data collection a prerequisite for reimbursement – CED products / procedures assigned unique identifier codes – CMS review of collected data informs final coverage decision • AutoloGel – one of 11 CED studies approved and implemented since program inception – First CED protocols in wound care 14

CED Implementation Strategy Electronic Health Record (“EHR”) partnerships • Specialized provider of EMR platform for outpatient wound care • 120 wound care center customers • Most widely used EMR platform in U.S. wound care market • Leader in software solutions for specialized outpatient care – 45,000 healthcare professionals – >3,000 hospitals and healthcare facilities • Initial focus on ~400 Net Health wound clinic customers • Co - develop proprietary data collection system to streamline process for customers • Improved data quality and collection efficiency 15

AutoloGel Commercial Strategy • Positioning – Value for physicians, patients & payers – Differentiated product enables individualized, biodynamic treatment – Clinical benefit of product with published evidence – Financial benefit created by CMS reimbursement changes • Segments – Specialized hospital outpatient wound care clinics – VA Health System • Approach – Direct specialized sales team – Expert reimbursement professionals – Field - based clinical support team – Innovative professional and patient marketing strategies 16

Near - term Commercial Objectives • Focused execution of staged launch • Create best - in - class commercial team – Recent market changes providing talent availability • Specialized 15 - 20 person direct sales team by December 2014 – Significant expansion in 2015 • Begin expansion of coverage and reimbursement beyond Medicare to private insurers Multiple recent examples to emulate (e.g. Advanced BioHealing ) 17

Longer - term Commercial Objectives • Implement targeted marketing efforts focused on AutoloGel as preferred option in outpatient wound care • Continue scaling commercial organization commensurate with market adoption and company financial results • Expand coverage and reimbursement in adjacent segments – Private insurers • Leverage CED data to reinforce positive patient outcomes through AutoloGel – Create evidence of value proposition for AutoloGel in the U.S. health care market (e.g. cost benefit model) 18

Financial Summary 19

Financial Initiatives • $35 million convertible debt financing with Deerfield Management – 5 Year @ 5.75% convertible at $0.52 – 135% warrant coverage – Milestone and equity put options • First tranche - $9 million, closed 3/31/14 • Second tranche - $26 million, closed 6/26/14 • Completed strategic realignment May 2014 – Discontinued ALDH Bright Cell program for ALD - 401; Closed Durham, NC R&D facility – Annualized cost savings ~$4 million, beginning 3Q 14 • Related charges largely taken 2Q 14 20

Three Months Ended June 30, 2014 Three Months Ended June 30, 2013 Revenues $2.3 $2.4 Operating expenses* 10.2 5.7 Loss from operations (9.8) (4.7) Other expense (1.5) (0.4) Net loss $(11.3) $(5.0) Cash $25.0 $3.3 Outstanding shares 121.6 104.6 Financial Highlights (in millions) *Second quarter 2014 operating expenses included non - cash impairment charges totaling $4.7 million related to in - process R&D and trademarks following ALD - 401 discontinuation 21